Exhibit 99.1

FOR IMMEDIATE RELEASE

VEREIT® Announces Fourth Quarter and Full Year 2015 Operating Results
2015 AFFO Per Diluted Share of $0.84 and Dispositions of $1.4 Billion Just Above Guidance Ranges
Net Debt to Normalized EBITDA Reduced to 7.0x and Created $1.8 Billion of Capacity on Revolving Line of Credit
Remediated all Material Weaknesses

Phoenix, AZ, February 24, 2016 -- VEREIT, Inc. (NYSE: VER) (“VEREIT” or the “Company”) announced today its operating results for the three months and full year ending December 31, 2015, as well as progress on its business plan.

2015 Highlights

•	Completed reconstitution of board and enhanced corporate governance practices

•	Formalized new senior management team

•	Changed company name and moved listing to the NYSE

•	Remediated all material weaknesses identified at December 31, 2014

•	Achieved $0.84 AFFO per diluted share, which is just above the Company's 2015 earnings guidance

•	Increased occupancy to 98.6% with same store sales growth at 1.2%

•	Completed $1.4 billion of dispositions, reaching the high end of the Company's disposition guidance

•	Reduced debt by $2.4 billion including secured and unsecured debt

•	Increased liquidity with $1.8 billion of capacity available on its revolving line of credit

•	Reduced Net Debt to Normalized EBITDA from 7.5x to 7.0x which is the top end of the investment-grade metrics target

•	Increased Cole Capital new equity capital raise 75% quarter-over-quarter for the period ending December 31, 2015

•	Established quarterly dividend of $0.1375 per share or $0.55 on an annual basis

Fourth Quarter and Full Year 2015 Consolidated Financial Results

Revenue
Consolidated revenue for the quarter ended December 31, 2015 decreased $35.4 million to $383.4 million as compared to revenue of $418.8 million for the same quarter in 2014. Consolidated revenue for 2015 decreased $23.2 million to $1.56 billion as compared to revenue of $1.58 billion for 2014.

Net Income (Loss)
Consolidated net loss for the quarter ended December 31, 2015 decreased $168.2 million to $(192.2) million as compared to a net loss of $(360.4) million for the same quarter in 2014. Consolidated net loss for 2015 decreased $687.4 million to $(323.5) million as compared to a net loss of $(1.01) billion in 2014.

Normalized EBITDA
Consolidated normalized EBITDA for the quarter ended December 31, 2015 decreased $50.1 million to $286.7 million as compared to normalized EBITDA of $336.8 million for the same quarter in 2014. Normalized EBITDA for 2015 increased $38.9 million to $1.21 billion as compared to $1.17 billion in 2014.

FFO and FFO per Diluted Common Share
Funds From Operations attributable to common stockholders and limited partners (“FFO”) for the quarter ended December 31, 2015 increased $63.4 million to $4.6 million, as compared to $(58.8) million for the same quarter in 2014 and FFO per diluted share increased $0.068 to $0.005, as compared to $(0.063) for the same quarter in 2014. FFO for 2015 increased $436.1 million to $585.2 million, as compared to $149.1 million for 2014 and FFO per diluted share for 2015 increased $0.45 to $0.63, as compared to $0.18 for 2014.

AFFO and AFFO per Diluted Common Share
Adjusted Funds From Operations attributable to common stockholders and limited partners (“AFFO”) for the quarter ended December 31, 2015 decreased $22.3 million to $183.2 million, as compared to $205.5 million for the same quarter in 2014, and AFFO per diluted share decreased $0.02 to $0.20 for the quarter ended December 31, 2015, as compared to $0.22 for the same quarter in 2014. AFFO for 2015 increased $31.4 million to $782.1 million, as compared to $750.7 million for 2014, and AFFO per diluted share for 2015 decreased $0.06 to $0.84, as compared to $0.90 for 2014.

2016 Guidance and Common Stock Dividend Information
The Company expects its 2016 AFFO per diluted share to be in a range between $0.75 and $0.80, which includes an approximate $0.02 to $0.03 contribution from Cole Capital. This guidance assumes $800 million to $1.0 billion of dispositions at a cash cap rate of 6.5% to 7.5% and real estate operations with average occupancy in excess of 98.0% and same store rental growth approximating 1.0%.

For Cole Capital, guidance assumes capital raise for 2016 is $500 million to $800 million, excluding DRIP, and Cole acquisitions of $1.0 billion to $1.6 billion.

On February 23, 2016, the Company's Board of Directors declared a quarterly dividend of $0.1375 per share for the first quarter of 2016, representing an annual distribution rate of $0.55 per share. The dividend will be paid on April 15, 2016 to common stockholders of record as of March 31, 2016.

Balance Sheet and Liquidity
During the quarter, the Company paid down $650.0 million on its revolving line of credit, reducing the total amount outstanding under the revolving line of credit to $460.0 million, leaving $1.8 billion of capacity available. The Company paid down $1.7 billion on its revolving line of credit for the full-year period. The Company’s credit facility is made up of its revolving line of credit and a $1.0 billion term loan. In addition, the Company reduced its secured debt by $663.2 million during 2015, bringing the total debt reduction to $2.4 billion.

Consolidated Financial Statistics
Consolidated Financial Statistics as of the quarter ended December 31, 2015 are as follows: Net Debt to Normalized EBITDA of 7.0x, Fixed Charge Coverage Ratio of 2.8x, Unencumbered Gross Real Estate Assets to Total Gross Assets ratio of 64.4%, Net Debt to Gross Real Estate Assets of 48.0% and Weighted Average Debt Term of 3.8 years.

Management Commentary
Glenn J. Rufrano, Chief Executive Officer, stated, “VEREIT’s fourth quarter and 2015 results reinforced the overall strength of our operational and capital allocation capabilities. We were able to achieve AFFO per diluted share of $0.84, while meeting our dispositions target of $1.4 billion, reducing $2.4 billion of debt and creating $1.8 billion of capacity on our revolving line of credit."

"We also made significant progress towards establishing a foundation for growth, the core of our business plan, by enhancing portfolio diversification, increasing Cole Capital’s market share, moving towards investment grade metrics and instituting a $0.55 per share annualized dividend. We are positioned to execute in 2016 which will increase balance sheet liquidity and flexibility, while providing optionality.”
Fourth Quarter and Full Year 2015 Real Estate Investment ("REI") Financial Results
Revenue
REI segment revenue for the quarter ended December 31, 2015 decreased $16.4 million to $350.1 million as compared to revenue of $366.5 million for the same quarter in 2014, mainly due to dispositions in 2015. Revenue for 2015 increased $65.4 million to $1.44 billion as compared to $1.38 billion in 2014, mainly due to the full year effect of 2014 acquisitions offset by the partial year impact of 2015 dispositions.

Net Income (Loss)
REI segment net loss for the quarter ended December 31, 2015 decreased $76.8 million to $(6.0) million as compared to a net loss of $(82.8) million for the same quarter in 2014, mainly due to greater impairments of real estate recognized for the quarter ended December 31, 2014. Net loss for 2015 decreased $578.1 million to $(136.1) million as compared to a net loss of $(714.2) million in 2014, mainly due to the loss associated with the anchored shopping center portfolio sale, higher merger and other non-routine transaction costs and higher interest expense for the period ended December 31, 2014.

Normalized EBITDA
REI segment normalized EBITDA for the quarter ended December 31, 2015 decreased $28.7 million to $280.8 million as compared to normalized EBITDA of $309.5 million for the same quarter in 2014, mainly due to dispositions in 2015. Normalized EBITDA for 2015 increased $72.8 million to $1.19 billion as compared to $1.11 billion in 2014, mainly due to the full year effect of 2014 acquisitions offset by the partial year impact of 2015 dispositions.

FFO and FFO per Diluted Common Share
REI segment FFO for the quarter ended December 31, 2015 decreased $27.9 million to $190.9 million, as compared to $218.8 million for the same quarter in 2014, and FFO per diluted share decreased $0.02 to $0.21 for the quarter ended December 31, 2015, as compared to $0.23 for the same quarter in 2014. FFO for 2015 increased $326.8 million to $772.6 million, as compared to $445.8 million for 2014, and FFO per diluted share for 2015 increased $0.30 to $0.83, as compared to $0.53 for 2014.

AFFO and AFFO per Diluted Common Share
REI segment AFFO for the quarter ended December 31, 2015 decreased $6.3 million to $187.3 million, as compared to $193.6 million for the same quarter in 2014, and AFFO per diluted share decreased $0.01 to $0.20 for the quarter ended December 31, 2015, as compared to $0.21 for the same quarter in 2014. AFFO for 2015 increased $83.7 million to $769.2 million, as compared to $685.5 million for 2014, and AFFO per diluted share for 2015 increased $0.01 to $0.83, as compared to $0.82 for 2014.

Real Estate Portfolio Update
As of December 31, 2015, the Company’s portfolio consisted of 4,435 properties with total portfolio occupancy of 98.6%, investment grade tenancy of 42.5% and a weighted-average remaining lease term of 10.6 years.

Same-Store Rent Increases
During the quarter ended December 31, 2015, same-store rents (4,358 properties) increased 1.2% to $296.3 million, as compared to $292.9 million for the same quarter in 2014.

Property Acquisitions and Development
During the fourth quarter of 2015, the Company purchased two properties which were 2014 forward commitments in the amount of $26.1 million at an average cash cap rate of 7.2%. The Company capitalized $4.1 million of development costs and placed $7.1 million of assets into service at an average cash cap rate of 7.3%. During 2015, the Company acquired 16 properties for $36.3 million at an average cash cap rate of 7.1%, capitalized $50.2 million of development costs and placed $97.5 million of assets into service at an average cash cap rate of 7.7%. As of December 31, 2015, build-to-suits and redevelopment programs included 10 properties with an investment to date of $17.2 million and remaining estimated investment of $3.7 million.

Property Dispositions
During the quarter ended December 31, 2015, the Company sold 139 properties for approximately $693.8 million at an average cash cap rate of 7.1%. The gain on fourth quarter sales was approximately $22.2 million, excluding goodwill allocation. During 2015, the Company disposed of 228 properties and its interest in a consolidated joint venture for approximately $1.4 billion at an average cash cap rate of 6.8%. The gain on 2015 sales was approximately $33.2 million, excluding goodwill allocation.

Fourth Quarter and Full Year 2015 Cole Capital® Financial Results

Revenue
Cole Capital segment revenue for the quarter ended December 31, 2015 decreased $19.0 million to $33.3 million, as compared to revenue of $52.3 million for the same quarter in 2014, as a consequence of reduced capital raise and the resulting impact on transaction related revenues. Revenue for 2015 decreased $88.7 million to $114.9 million, as compared to $203.6 million in 2014, as a consequence of reduced capital raise and the resulting impact on transaction related revenues.

Net Income (Loss)
Cole Capital segment net loss for the quarter ended December 31, 2015 decreased $91.4 million to $(186.3) million, as compared to a net loss of $(277.7) million for the same quarter in 2014, mainly due to the higher impairment taken in the period ending December 31, 2014. Net Loss for 2015 decreased $109.3 million to $(187.4) million, as compared to $(296.7) million in 2014, mainly due to the higher impairment taken in 2014.

Normalized EBITDA
Cole Capital segment normalized EBITDA for the quarter ended December 31, 2015 decreased $21.4 million to $5.9 million, as compared to normalized EBITDA of $27.3 million for the same quarter in 2014, mainly due to the decrease in net revenues. Normalized EBITDA for 2015 decreased $33.9 million to $27.7 million, as compared to $61.6 million in 2014, mainly due to the decrease in revenues, net of reallowed fees and commissions.

FFO and FFO per Diluted Common Share
Cole Capital segment FFO for the quarter ended December 31, 2015 increased $91.4 million to $(186.3) million, as compared to $(277.7) million for the same quarter in 2014, and FFO per diluted share increased $0.10 to $(0.20) for the quarter ended December 31, 2015, as compared to $(0.30) for the same quarter in 2014. FFO for 2015 increased $109.3 million to $(187.4) million, as compared to $(296.7) million for 2014, and FFO per diluted share for 2015 increased $0.15 to $(0.20), as compared to $(0.35) for 2014.

AFFO and AFFO per Diluted Common Share
Cole Capital segment AFFO for the quarter ended December 31, 2015 decreased $16.0 million to $(4.2) million, as compared to $11.8 million for the same quarter in 2014, and AFFO per diluted share decreased $0.01 to $0.00 per diluted share for the quarter ended December 31, 2015, as compared to $0.01 for the same quarter in 2014. AFFO for 2015 decreased $52.3 million to $12.9 million, as compared to $65.2 million for 2014, and AFFO per diluted share for 2015 decreased $0.07 to $0.01, as compared to $0.08 for 2014.

Investment Management Capital Raise
During the quarter, Cole Capital raised $150.2 million of capital on behalf of its sponsored non-listed REITs (the "Managed REITs"), including $33.8 million through the Managed REITs’ distribution reinvestment plans ("DRIP"), compared to $159.9 million, including $31.7 million of DRIP proceeds, in the fourth quarter of 2014. During 2015, Cole Capital raised $403.7 million, including $132.8 million of DRIP proceeds, compared to $1.0 billion, including $135.3 million of DRIP proceeds, for the time period from the Cole Real Estate Investments, Inc. merger ("Cole Merger") on February 7, 2014 through December 31, 2014.

Investment Management Acquisitions
Cole Capital invested $236.4 million in 26 properties on behalf of the Cole Capital Managed REITs in the fourth quarter of 2015, compared to $942.8 million in 130 properties in the fourth quarter of 2014. Cole Capital invested $992.2 million in 158 properties on behalf of the Managed REITs in 2015, compared to $3.0 billion in 557 properties for the time period from the Cole Merger on February 7, 2014 through December 31, 2014.

Subsequent Events - Consolidated

Property Dispositions
From January 1, 2016 through February 23, 2016, the Company disposed of 36 properties for an aggregate gross sales price of $148.3 million at an average cash cap rate of 6.6%.

Cole Capital Distribution
In January 2016, Cole Capital raised $49.9 million of capital on behalf of the Managed REITs, including $11.6 million through DRIP.

Audio Webcast Details

The live audio webcast, beginning at 10:00 a.m. ET on Wednesday, February 24, 2016, is available by accessing this link:
http://ir.vereit.com/.

A replay of the webcast will be available at the link above and archived for up to 12 months following the call. Participants should log in 10-15 minutes early.

About the Company
VEREIT is a leading, full-service real estate operating company with investment management capability. VEREIT owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate assets with a total asset book value of $17.4 billion including 4,435 properties totaling approximately 99.6 million square feet, located in 49 states, as well as the District of Columbia, Puerto Rico and Canada. Additionally, VEREIT manages $6.7 billion of gross real estate investments on behalf of the Cole Capital® non-traded REITs. VEREIT is a publicly traded Maryland corporation listed on the New York Stock Exchange. Additional information about VEREIT can be found on its website at www.VEREIT.com. VEREIT may disseminate important information regarding it and its operations, including financial information, through social media platforms such as Twitter, Facebook and LinkedIn.

Media Contacts
Parke Chapman
Rubenstein Associates
212.843.8489 | pchapman@rubenstein.com

John Bacon, Senior Vice President, Corporate Communications
VEREIT
602.778.6057 | JBacon@VEREIT.com

Investor Contact
Bonni Rosen, Director, Investor Relations
VEREIT
877.405.2653 | BRosen@VEREIT.com

Definitions
Descriptions of FFO, AFFO, EBITDA and Normalized EBITDA are provided below. Refer to pages 12 through 23 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure and the calculations of our Fixed Charge Coverage Ratio, Net Debt to Normalized EBITDA Annualized Ratio, Net Debt Leverage Ratio and Unencumbered Asset Ratio.
Funds From Operations and Adjusted Funds From Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.

NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.

In addition to FFO, we use adjusted funds from operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and recoveries and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangibles, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gain (loss) on the extinguishment of forgiveness of debt, non-current portion of the tax benefit (expense), equity-based compensation and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.

For all of these reasons, we believe FFO and AFFO, in addition to net loss and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net loss or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.

AFFO may provide investors with a view of our future performance and future dividend policy. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

EBITDA and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.

Forward Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of section 27A of the Securities Act of 1933, as amended, and in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding VEREIT’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s inability to execute on and realize success from its business plan, including increasing balance sheet liquidity and flexibility; the inability to pay the first quarter dividend with cash from operations; VEREIT’s inability to meet its 2016 guidance including but not limited to, for AFFO, dispositions, average occupancy, same store rental growth and Cole Capital acquisitions and capital raise; the inability of VEREIT to achieve investment grade metrics; VEREIT's inability to maintain a stable dividend; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; the inability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data) (Unaudited)

	December 31, 2015	December 31, 2014
ASSETS
Real estate investments, at cost:
Land	$3,120,653	$3,472,298
Buildings, fixtures and improvements	11,425,676	12,307,758
Land and construction in progress	20,014	77,450
Intangible lease assets	2,218,378	2,435,054
Total real estate investments, at cost	16,784,721	18,292,560
Less: accumulated depreciation and amortization	1,778,597	1,034,122
Total real estate investments, net	15,006,124	17,258,438
Investment in unconsolidated entities	56,824	98,053
Investment in direct financing leases, net	46,312	56,076
Investment securities, at fair value	53,304	58,646
Loans held for investment, net	24,238	42,106
Cash and cash equivalents	69,103	416,711
Restricted cash	59,767	62,651
Intangible assets, net	50,779	150,359
Rent and tenant receivables and other assets, net	303,637	301,919
Goodwill	1,656,374	1,894,794
Due from affiliates	60,633	86,122
Real estate assets held for sale, net	18,771	1,261
Total assets	$17,405,866	$20,427,136

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable and other debt, net	$3,111,985	$3,773,922
Corporate bonds, net	2,536,333	2,531,081
Convertible debt, net	962,894	952,856
Credit facility, net	1,448,590	3,167,919
Below-market lease liabilities, net	251,692	317,838
Accounts payable and accrued expenses	151,877	163,025
Deferred rent, derivative and other liabilities	87,490	127,611
Distributions payable	140,816	9,995
Due to affiliates	230	559
Total liabilities	8,691,907	11,044,806
Commitments and contingencies (Note 15)
Preferred stock, $0.01 par value, 100,000,000 shares authorized and 42,834,138 issued and outstanding as of each of December 31, 2015 and December 31, 2014	428	428
Common stock, $0.01 par value, 1,500,000,000 shares authorized and 904,884,394 and 905,530,431 issued and outstanding as of December, 31, 2015 and 2014, respectively	9,049	9,055
Additional paid-in-capital	11,931,768	11,920,253
Accumulated other comprehensive (loss) income	(2,025)	2,728
Accumulated deficit	(3,415,233)	(2,778,576)
Total stockholders’ equity	8,523,987	9,153,888
Non-controlling interests	189,972	228,442
Total equity	8,713,959	9,382,330
Total liabilities and equity	$17,405,866	$20,427,136

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Revenues:
Rental income	$322,079	$346,928
Direct financing lease income	623	791
Operating expense reimbursements	27,359	18,806
Cole Capital revenue	33,313	52,282
Total revenues	383,374	418,807
Operating expenses:
Cole Capital reallowed fees and commissions	6,558	9,326
Acquisition related	734	4,324
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	24,333
Property operating	35,308	27,723
General and administrative	49,160	44,622
Depreciation and amortization	202,415	226,272
Impairments	219,753	406,136
Total operating expenses	506,237	742,736
Operating loss	(122,863)	(323,929)
Other (expense) income:
Interest expense, net	(82,591)	(126,157)
Loss on extinguishment and forgiveness of debt, net	(490)	(605)
Other (loss) income, net	(3,064)	65,128
Reserve for loan loss	(15,300)	—
Gain (loss) on derivative instruments, net	677	(172)
Total other expenses, net	(100,768)	(61,806)
Loss before taxes and real estate dispositions	(223,631)	(385,735)
Loss on disposition of real estate, net	(9,727)	(1,263)
Loss before taxes	(233,358)	(386,998)
Benefit from income taxes	41,127	26,571
Net loss	(192,231)	(360,427)
Net loss attributable to non-controlling interests	4,841	9,804
Net loss attributable to the General Partner	$(187,390)	$(350,623)

Basic and diluted net loss per share attributable to common stockholders	$(0.23)	$(0.41)
Distributions declared per common share	$0.14	$0.25

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31,
	2015	2014
Revenues:
Rental income	$1,339,787	$1,271,574
Direct financing lease income	2,720	3,603
Operating expense reimbursements	98,628	100,522
Cole Capital revenue	114,882	203,558
Total revenues	1,556,017	1,579,257
Operating expenses:
Cole Capital reallowed fees and commissions	16,195	66,228
Acquisition related	6,243	38,940
Merger and other non-routine transactions, net of insurance recoveries	33,628	199,616
Property operating	130,855	137,741
Management fees to affiliates	—	13,888
General and administrative	149,066	167,428
Depreciation and amortization	847,611	916,003
Impairments	305,094	409,991
Total operating expenses	1,488,692	1,949,835
Operating income (loss)	67,325	(370,578)
Other (expense) income:
Interest expense, net	(358,392)	(452,648)
Gain (loss) on extinguishment and forgiveness of debt, net	4,812	(21,869)
Other income, net	8,737	82,163
Reserve for loan loss	(15,300)	—
Gain on disposition of interest in joint venture	6,729	—
Loss on derivative instruments, net	(1,460)	(10,570)
Gain on investment securities	65	6,357
Total other expenses, net	(354,809)	(396,567)
Loss before taxes and real estate dispositions	(287,484)	(767,145)
Loss on disposition of real estate, net	(72,311)	(277,031)
Loss before taxes	(359,795)	(1,044,176)
Benefit from income taxes	36,303	33,264
Net loss	(323,492)	(1,010,912)
Net loss attributable to non-controlling interests	7,139	33,727
Net loss attributable to the General Partner	$(316,353)	$(977,185)

Basic and diluted net loss per share attributable to common stockholders	$(0.43)	$(1.36)
Distributions declared per common share	$0.28	$1.03

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED EBITDA AND NORMALIZED EBITDA
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Net loss	$(192,231)	$(360,427)
Adjustments:
Interest expense, net	82,591	126,157
Depreciation and amortization	202,415	226,272
Benefit from income taxes	(41,127)	(26,571)
Proportionate share of adjustments for unconsolidated entities	1,978	3,402
EBITDA	$53,626	$(31,167)
Loss on disposition of real estate assets, including joint ventures, net	9,727	1,263
Impairments	219,753	406,136
Reserve for loan loss	15,300	—
Acquisition related expenses	734	4,324
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	24,333
(Gain) loss on derivative instruments, net	(677)	172
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,475
Loss on extinguishment and forgiveness of debt, net	490	605
Net direct financing lease adjustments	544	448
Straight-line rent	(17,589)	(25,367)
Legal settlements	—	(60,000)
Program development costs write-off	11,295	13,109
Other amortization and non-cash charges	(122)	335
Proportionate share of adjustments for unconsolidated entities	(15)	1,086
Normalized EBITDA	$286,674	$336,752

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED EBITDA AND NORMALIZED EBITDA
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31,
	December 31, 2015	December 31, 2014
Net loss	$(323,492)	$(1,010,912)
Adjustments:
Interest expense, net	358,392	452,648
Depreciation and amortization	847,611	916,003
Benefit from income taxes	(36,303)	(33,264)
Proportionate share of adjustments for unconsolidated entities	9,608	12,384
EBITDA	$855,816	$336,859
Loss on disposition of real estate assets, including joint ventures, net	65,582	277,031
Impairments	305,094	409,991
Reserve for loan loss	15,300	—
Acquisition related expenses	6,243	38,940
Merger and other non-routine transactions, net of insurance recoveries	33,628	199,616
Gain on sale and unrealized gains of investment securities	(65)	(6,357)
Loss on derivative instruments, net	1,460	10,570
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	4,522	5,900
(Gain) loss on extinguishment and forgiveness of debt, net	(4,812)	21,869
Net direct financing lease adjustments	2,037	1,595
Straight-line rent	(82,398)	(75,171)
Legal settlements	(1,250)	(63,206)
Program development costs write-off	11,295	13,109
Other amortization and non-cash charges	(407)	153
Proportionate share of adjustments for unconsolidated entities	868	3,065
Normalized EBITDA	$1,212,913	$1,173,964

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Net loss	$(192,231)	$(360,427)
Dividends on non-convertible preferred stock	(17,972)	(17,973)
Loss on real estate assets and interest in joint venture, net	9,727	1,263
Depreciation and amortization of real estate assets	197,408	219,080
Impairment of real estate	6,414	96,692
Proportionate share of adjustments for unconsolidated entities	1,277	2,540
FFO attributable to common stockholders and limited partners	$4,623	$(58,825)

Acquisition related expenses	734	4,324
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	24,333
Impairment of intangible assets	213,339	309,444
Reserve for loan loss	15,300	—
Legal settlements	—	(60,000)
(Gain) loss on derivative instruments, net	(677)	172
Amortization of net premiums on debt and investments, net	(5,107)	11,461
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,475
Net direct financing lease adjustments	544	448
Amortization and write off of deferred financing costs	7,321	23,475
Amortization of management contracts	3,373	6,233
Deferred tax benefit	(38,695)	(33,324)
Loss on extinguishment and forgiveness of debt, net	490	605
Straight-line rent	(17,589)	(25,367)
Equity-based compensation expense, net of forfeitures	4,311	(980)
Other amortization and non-cash charges	1,540	895
Proportionate share of adjustments for unconsolidated entities	42	1,090
AFFO attributable to common stockholders and limited partners	$183,157	$205,459

Weighted-average shares outstanding - basic	903,638,159	902,528,136
Effect of dilutive securities	25,729,149	29,629,740
Weighted-average shares outstanding - diluted	929,367,308	932,157,876

FFO attributable to common stockholders and limited partners per diluted share	$—	$(0.06)
AFFO attributable to common stockholders and limited partners per diluted share	$0.20	$0.22

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(In thousands, except for per share data) (Unaudited)

	Year Ended December 31,
	2015	2014
Net loss	$(323,492)	$(1,010,912)
Dividends on non-convertible preferred stock	(71,892)	(71,094)
Loss on real estate assets and interest in joint venture, net	65,582	277,031
Depreciation and amortization of real estate assets	817,469	844,527
Impairment of real estate	91,755	100,547
Proportionate share of adjustments for unconsolidated entities	5,744	9,037
FFO attributable to common stockholders and limited partners	$585,166	$149,136
Acquisition related	6,243	38,940
Merger and other non-routine transactions, net of insurance recoveries	33,628	199,616
Impairment of intangible assets	213,339	309,444
Reserve for loan loss	15,300	—
Legal settlements	(1,250)	(63,206)
Gain on investment securities	(65)	(6,357)
Loss on derivative instruments, net	1,460	10,570
Amortization of premiums and discounts on debt and investments, net	(19,183)	(6,449)
Amortization of below-market lease liabilities, net of above-market lease assets	4,522	5,900
Net direct financing lease adjustments	2,037	1,595
Amortization and write-off of deferred financing costs	33,998	91,922
Amortization of management contracts	25,903	68,537
Deferred tax benefit	(52,242)	(33,324)
(Gain) loss on extinguishment and forgiveness of debt, net	(4,812)	21,869
Straight-line rent	(82,398)	(75,171)
Equity-based compensation, net of forfeitures	14,500	31,825
Other amortization and non-cash charges	3,840	2,727
Proportionate share of adjustments for unconsolidated entities	2,072	3,140
AFFO attributable to common stockholders and limited partners	$782,058	$750,714

Weighted-average shares of common stock outstanding - basic	903,360,763	793,150,098
Effect of dilutive securities	26,013,303	44,502,144
Weighted-average shares of common stock outstanding - diluted	929,374,066	837,652,242

FFO attributable to common stockholders and limited partners per diluted share	$0.63	$0.18
AFFO attributable to common stockholders and limited partners per diluted share	$0.84	$0.90

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
CONSOLIDATED ADJUSTED FUNDS FROM OPERATIONS PER DILUTED SHARE - 2016 GUIDANCE
(Unaudited)

The Company expects its 2016 AFFO attributable to common stockholders and limited partners per diluted share to be in a range between $0.75 and $0.80, which includes an approximate $0.02 to $0.03 contribution from Cole Capital. This guidance assumes $800 million to $1.0 billion of dispositions at a cash cap rate of 6.5% to 7.5% for the year 2016 and real estate operations with average occupancy in excess of 98.0% and same store rental growth approximating 1.0%. For Cole Capital, guidance assumes capital raise for 2016 is $500 million to $800 million, excluding DRIP, and Cole acquisitions of $1.0 billion to $1.6 billion. The estimated net loss per basic and diluted share is not a projection and is provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission.

	Low	High
Basic and diluted net loss per share attributable to common stockholders (1)	$(0.11)	$(0.06)
Depreciation and amortization of real estate assets	0.83	0.83
FFO attributable to common stockholders and limited partners per diluted share	0.72	0.77
Adjustments (2)	0.03	0.03
AFFO attributable to common stockholders and limited partners per diluted share	$0.75	$0.80
_____________________________________
(1) Includes impact of dividends paid to preferred shareholders and excludes the effect of non-controlling interests. Excludes impact of gain or loss on sale of real estate.
(2) Includes (i) non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost and (ii) certain non-cash items such as impairments of intangibles, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, above and below market lease amortization as well as equity-based compensation.

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
FINANCIAL AND OPERATIONS STATISTICS AND RATIOS
(Dollars in thousands) (Unaudited)

	Three Months Ended
	December 31, 2015
Interest expense	$80,349
Secured debt principal amortization	5,834
Dividends attributable to preferred shares	17,972
Total fixed charges	104,155
Normalized EBITDA	286,674
Fixed charge coverage ratio	2.75	x

	December 31, 2015
Total Debt	$8,083,345
Less: cash and cash equivalents	69,103
Net Debt	8,014,242
Normalized EBITDA annualized	1,146,696
Net Debt to Normalized EBITDA annualized ratio	6.99	x

Net Debt	$8,014,242
Gross Real Estate Investments	16,694,977
Net Debt leverage ratio	48.0%

Unencumbered Gross Real Estate Investments	$10,744,554
Gross Real Estate Investments	16,694,977
Unencumbered asset ratio	64.4%

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - STATEMENTS OF OPERATIONS
(REI Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Revenues:
Rental income	$322,079	$346,928
Direct financing lease income	623	791
Operating expense reimbursements	27,359	18,806
Total real estate investment revenues	350,061	366,525
Operating expenses:
Acquisition related	673	962
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	24,310
Property operating	35,308	27,723
General and administrative	16,646	13,586
Depreciation and amortization	197,409	219,222
Impairment of real estate	6,414	96,692
Total operating expenses	248,759	382,495
Operating income (loss)	101,302	(15,970)
Other (expense) income:
Interest expense, net	(82,591)	(126,157)
Loss on extinguishment and forgiveness of debt, net	(490)	(605)
Other (loss) income, net	(3,474)	62,812
Reserve for loan loss	(15,300)	—
Gain (loss) on derivative instruments, net	677	(172)
Total other expenses, net	(101,178)	(64,122)
Gain (loss) before taxes and disposition of real estate	124	(80,092)
Loss on disposition of real estate and held for sale assets, net	(9,727)	(1,263)
Loss before income taxes	(9,603)	(81,355)
Benefit from (Provision for) income taxes	3,642	(1,408)
Net Loss	$(5,961)	$(82,763)

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - STATEMENTS OF OPERATIONS
(Cole Capital Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Revenues:
Offering-related fees and reimbursements	$9,927	$13,152
Transaction service fees and reimbursements	5,413	20,550
Management fees and reimbursements	17,973	18,580
Total Cole Capital revenues	33,313	52,282
Operating Expenses:
Cole Capital reallowed fees and commissions	6,558	9,326
Acquisition related	61	3,362
Merger and other non-routine transactions, net of insurance recoveries	—	23
General and administrative	32,514	31,036
Depreciation and amortization	5,006	7,050
Impairments	213,339	309,444
Total operating expenses	257,478	360,241
Operating loss	(224,165)	(307,959)
Total other income, net	410	2,316
Loss before taxes	(223,755)	(305,643)
Benefit from income taxes	37,485	27,979
Net loss	$(186,270)	$(277,664)

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - EBITDA AND NORMALIZED EBITDA
(REI Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Net loss	$(5,961)	$(82,763)
Adjustments:
Interest expense	82,591	126,157
Depreciation and amortization	197,409	219,222
Provision for income taxes	(3,642)	1,408
Proportionate share of adjustments for unconsolidated entities	1,978	3,402
EBITDA	$272,375	$267,426
Loss on disposition of real estate assets, including joint ventures, net	9,727	1,263
Impairments of real estate assets	6,414	96,692
Reserve for loan loss	15,300	—
Acquisition related expenses	673	962
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	24,310
(Gain) loss on derivative instruments, net	(677)	172
Amortization of above- and below- market lease assets and liabilities	1,299	1,475
Loss on extinguishment and forgiveness of debt, net	490	605
Net direct financing lease adjustments	544	448
Straight-line rent	(17,589)	(25,367)
Legal settlements	—	(60,000)
Other amortization and non-cash charges	(28)	413
Proportionate share of adjustments for unconsolidated entities	(15)	1,086
Normalized EBITDA	$280,822	$309,485

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - EBITDA AND NORMALIZED EBITDA
(Cole Capital Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Net loss	(186,270)	(277,664)
Adjustments:
Depreciation and amortization	5,006	7,050
Benefit from income taxes	(37,485)	(27,979)
EBITDA	$(218,749)	$(298,593)
Management adjustments:
Impairment of intangible assets	213,339	309,444
Acquisition related expenses	61	3,362
Merger and other non-routine transactions, net of insurance recoveries	—	23
Program development cost write-off	11,295	13,109
Other amortization and non-cash charges	(94)	(78)
Normalized EBITDA	$5,852	$27,267

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(REI Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Net loss	$(5,961)	$(82,763)
Dividends on non-convertible preferred stock	(17,972)	(17,973)
Loss on disposition of real estate assets, including joint ventures, net	9,727	1,263
Depreciation and amortization of real estate assets	197,408	219,080
Impairment of real estate	6,414	96,692
Proportionate share of adjustments for unconsolidated entities	1,277	2,540
FFO attributable to common stockholders and limited partners	$190,893	$218,839

Acquisition related expenses	673	962
Merger and other non-routine transactions, net of insurance recoveries	(7,691)	24,310
Reserve for loan loss	15,300	—
Legal settlements	—	(60,000)
(Gain) loss on derivative instruments, net	(677)	172
Amortization of premiums and discounts on debt and investments, net	(5,107)	11,461
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,299	1,475
Net direct financing lease adjustments	544	448
Amortization and write-off of deferred financing costs	7,321	23,475
Loss on extinguishment and forgiveness of debt, net	490	605
Straight-line rent	(17,589)	(25,367)
Equity-based compensation expense, net of forfeitures	1,840	(3,997)
Other amortization and non-cash charges	1	156
Proportionate share of adjustments for unconsolidated entities	42	1,090
AFFO attributable to common stockholders and limited partners	$187,339	$193,629

Weighted-average shares outstanding - basic	903,638,159	902,528,136
Effect of dilutive securities	25,729,149	29,629,740
Weighted-average shares outstanding - diluted	929,367,308	932,157,876

FFO attributable to common stockholders and limited partners per diluted share	$0.21	$0.23
AFFO attributable to common stockholders and limited partners per diluted share	$0.20	$0.21

VEREIT, INC.
(F/K/A AMERICAN REALTY CAPITAL PROPERTIES, INC.)
SEGMENT REPORTING - FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
(Cole Capital Segment)
(In thousands, except for per share data) (Unaudited)

	Three Months Ended December 31,
	2015	2014
Net loss	$(186,270)	$(277,664)
FFO attributable to common stockholders and limited partners	(186,270)	(277,664)

Acquisition related expenses	61	3,362
Merger and other non-routine transactions, net of insurance recoveries	—	23
Impairment of intangible assets	213,339	309,444
Amortization of management contracts	3,373	6,233
Deferred tax benefit	(38,695)	(33,324)
Equity-based compensation expense, net of forfeitures	2,471	3,017
Other amortization and non-cash charges	1,539	739
AFFO attributable to common stockholders and limited partners	$(4,182)	$11,830

Weighted-average shares outstanding - basic	903,638,159	902,528,136
Effect of dilutive securities	25,729,149	29,629,740
Weighted-average shares outstanding - diluted	929,367,308	932,157,876

FFO attributable to common stockholders and limited partners per diluted share	$(0.20)	$(0.30)
AFFO attributable to common stockholders and limited partners per diluted share	$—	$0.01